EXHIBIT 23.1

Independent Auditors’ Consent

The Board of Directors

SAFLINK Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

Seattle, Washington

January 27, 2004